AAM/Bahl & Gaynor Income Growth Fund

Class A (Ticker Symbol: AFNAX)

Class C (Ticker Symbol: AFYCX)

Class T (Ticker Symbol: AFNTX)

Class I (Ticker Symbol: AFNIX)

AAM/HIMCO Short Duration Fund

Class A (Ticker Symbol: ASDAX)

Class C (Ticker Symbol: ASDCX)

Class I (Ticker Symbol: ASDIX)

AAM/Insight Select Income Fund

Class A (Ticker Symbol: CPUAX)

Class C (Ticker Symbol: CPUCX)

Class I (Ticker Symbol: CPUIX)

Class Y (Ticker Symbol: CPUYX)

Each a series of Investment Managers Series Trust (the “Trust”)

Supplement dated March 22, 2021, to the

Prospectus dated November 1, 2020.

Effective March 31, 2021, the following is added to the “Class A Shares Purchase Program – Quantity Discounts” section of the Prospectus for each Fund:

You may qualify for a reduced initial sales charge on purchases of Class A Shares under rights of accumulation (“ROA”). For ROA, you may take into account accumulated holdings in all Class A Shares and Class C Shares of the Fund and any other fund managed by the Advisor that were purchased previously for accounts (a) (i) in your name, (ii) in the name of your spouse, (iii) in the name of you and your spouse, or (iv) in the name of your minor child under the age of 21, and (b) sharing the same mailing address (“Accounts”). Subject to your financial institution’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (as of the day prior to your additional Fund investment) or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals. The transaction processing procedures maintained by certain financial institutions through which you can purchase Fund shares may restrict the universe of Accounts considered for purposes of calculating a reduced sales charge under ROA. For example, the processing procedures of a financial institution may limit Accounts to those that share the same tax identification number or mailing address and that are maintained only with that financial institution. The Fund permits financial institutions to calculate ROA based on the financial institution’s transaction processing procedures. Please contact your financial institution before investing to determine the process used to identify Accounts for ROA purposes. The Fund may amend or terminate this right of accumulation at any time.

Please file this Supplement with your records.